THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE
                              STATE SECURITIES LAW.





                                               Warrant to Purchase
                                               ________ Shares of Common Stock


Dated as of May 22, 1996


                                     WARRANT
                           TO PURCHASE COMMON STOCK OF
                           TELESPECTRUM WORLDWIDE INC.

         THIS CERTIFIES that _______________ (the "Holder") is entitled to purchase from CRW Financial, Inc. (herein called "CRW"), a corporation organized and existing under the laws of Delaware, at any time, and from time to time, after the date hereof and until 5:00 P.M. (Eastern Time) on the tenth anniversary hereof, ________ shares (the "Warrant Shares") of common stock, $.01 par value per share (the "Common Stock"), of TeleSpectrum Worldwide, Inc., a Delaware corporation (the "Company"), subject to adjustment as provided herein, at a purchase price of $1.50 per share (the "Warrant Price").

         1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

         "Appraised Value" means, in respect of any share of Common Stock on any date herein specified, the value attributable to such share of Common Stock if all of the assets of the Company and its subsidiaries were sold for the appraised value thereof as of the last day of a fiscal month to end within 60 days prior to such date specified, and thereafter liquidated in accordance with the terms of the Company's Certificate of Incorporation, as determined in good faith by the Board of Directors of the Company.

         "Book Value" means, in respect of any share of Common Stock on any date herein specified, the value attributable to such share of Common Stock if all of the assets of the Company and its subsidiaries were sold for the consolidated book value thereof as of the last day of any month immediately preceding such date, and thereafter liquidated in accordance with the Company's Certificate of Incorporation, as determined in accordance with generally accepted accounting principles in the United States.

         "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

         "Current Market Price" means, in respect of the Common Stock on any date herein specified, the higher of (a) the Book Value per share of Common Stock at such date and (b) the Appraised Value per share of Common Stock as at such date, or if there shall then be a public market for the Stock, the higher of (x) the amount set forth in clause (a) above and (y) the average of the daily market prices for 30 consecutive Business Days commencing 45 days before such date. The daily market price for each such Business Day shall be (i) the last sale price on such date on the principal stock exchange on which the Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the national Quotation Bureau, Inc.,
(iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. ("NASD") selected by the Company.

         "Expiration Date" means the date which is the tenth anniversary of the date of this Warrant.

         "Outstanding" means, when used with reference to Common Stock or any class thereof, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock or of the relevant class, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock or of the relevant class.

         "Registrable Securities" means (i) the shares of Common Stock of the Company issued upon the exercise of this Warrant and (ii) any securities issued or to be issued with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (A) effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, or (B) transferred pursuant to Rule 144 promulgated under such Act (or any similar provision then in force).

         "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Warrant, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges or electronic quotation systems on which similar securities issued or proposed to be issued by the Company are then listed, and fees and disbursements of counsel for the Company and of all independent certified public accountants, underwriters (other than underwriting commissions) and other persons retained by the Company.

         "Selling Stockholders" means registered holders of Registrable Securities who request inclusion of all or a portion of their shares of Registrable Securities in a Piggyback Registration pursuant to Section 11 hereof.

         2. Exercise of Warrant. This Warrant shall be exercisable at any time, and from time to time, after the Closing Date until the expiration of the Warrant as provided in Section 3 hereof, in the manner set forth in Section 4 hereof.

         3. Expiration of Warrant. This Warrant, to the extent not exercised, shall expire and cease to be of force and effect at 5:00 P.M. (Eastern Time) on the Expiration Date.

         4. Method of Exercise. This Warrant may be exercised in whole or in part (but not as to fractional shares) by the surrender of the Warrant, with the Purchase Agreement attached hereto as Annex A properly completed and duly executed, at the principal office of CRW at 443 S. Gulph Road, King of Prussia, Pennsylvania 19406, or such other location which at that time shall be the principal office of CRW (the "Principal Office"), and upon payment to it of the Warrant Price for each Warrant Share to be purchased upon such exercise (the aggregate of the Warrant Price for all shares to be exercised being referred to herein as the "Purchase Price"). The Purchase Price shall be paid by delivering either: (i) a certified check, bank draft or wire transfer of immediately available funds to the order of CRW or (ii) this Warrant with instructions that such number of Warrant Shares be retained by CRW as payment of the Purchase Price (a "Cashless Exercise"). In the event of a Cashless Exercise, the Holder shall receive that number of Warrant Shares determined by multiplying the number of Warrant Shares for which the Cashless Exercise is made by a fraction, the numerator of which shall be the difference between the then Current Market Price per Warrant Share and the Warrant Price, and the denominator of which shall be the then Current Market Price per share of Common Stock. The remaining Warrant Shares for which Cashless Exercise has been made shall be deemed to have been paid to CRW as the Purchase Price. The Holder shall be treated for all purposes as the holder of the Warrant Shares as of the close of business on the date of exercise, and certificates for the Warrant Shares so purchased shall be delivered to the person so entitled, properly endorsed for transfer or accompanied by appropriate stock powers, within a reasonable time, not exceeding five days, after such exercise. Unless this Warrant shall have expired, a new Warrant of like tenor and for such number of Warrant Shares as the Holder shall direct, representing in the aggregate the right to purchase that number of Warrant Shares with respect to which this Warrant shall not have been exercised, shall also be issued to the Holder within such time.

         5. Certain Covenants.

                  (a) The Company shall cause all Warrant Shares to be listed on each national securities exchange or securities quotation system, if any, on which the other outstanding shares of Common Stock of the Company are then listed or quoted.

                  (b) The Company shall (i) use its best efforts to comply with the current public information requirements of Rule 144 ("Rule 144") under the 1933 Act and (ii) at all times Rule 144 is available for use by Holder, furnish the Holder upon request with all information within the possession of the Company required for the preparation and filing of Rule 144.

                  (c) CRW shall not sell, assign, transfer, give, donate, pledge, hypothecate, create a security interest in, place in trust or otherwise voluntarily or involuntarily dispose or otherwise encumber any of the Warrant Shares.

                  (d) The Company and CRW shall add a legend to the certificates representing the Warrant Shares as follows:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THAT CERTAIN WARRANT DATED MAY 22, 1996 AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, GIVEN, DONATED, PLEDGED, HYPOTHECATED, PLACED IN TRUST OR OTHERWISE VOLUNTARILY OR INVOLUNTARILY DISPOSED OF OR OTHERWISE ENCUMBERED EXCEPT PURSUANT TO THE TERMS OF SUCH WARRANT.

                  (e) The Company shall cause its transfer agent to remove the legend set forth in Section 5(d) upon delivery to the Holder of the certificates representing the Warrant Shares pursuant to Section 4.

         6. Adjustment of Purchase Price and Number of Shares. The number of shares of Common Stock purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  6.1 Stock Dividends, Subdivisions or Combinations. If the Company at any time while the Warrant remains outstanding and unexpired shall:

                           (a) subdivide its outstanding shares of Common Stock
                  into a larger number of shares of Common Stock,

                           (b) combine its outstanding shares of Common Stock
                  into a smaller number of shares of Common Stock, or

                           (c) pay a dividend or make a distribution in shares
                  of its Common Stock,

         then the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock represented by this Warrant immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and the Warrant Price shall be proportionately reduced.

                  6.2 Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                           (a) cash (other than a cash distribution or dividend
                  payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company),

                           (b) any evidences of its indebtedness, any shares of
                  its stock or any other securities or property of any nature whatsoever (other than cash), or

                           (c) any warrants or other rights to subscribe for or
                  purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash).

         then the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted to equal the product of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction (i) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (ii) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 6.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 6.1.

                  6.3 Reclassification, Consolidation or Merger. At any time while this Warrant remains outstanding and unexpired, in case of any reclassification or change of outstanding securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of an event described in Sections 6.1(A) or (B) above) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value, or from no par value to par value), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, CRW shall, without payment of any additional consideration therefor, execute a new Warrant providing that the Holder shall have the right to exercise such new Warrant (upon terms not less favorable to the Holder than those then applicable to this Warrant) and to receive upon such exercise, in lieu of each share of Common Stock of the Company theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale or transfer by the Holder of one share of Common Stock issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6.3 shall similarly apply to successive reclassification, changes, consolidations, mergers, sales and transfers.

                  6.4 Liquidating Dividends, Etc. If the Company at any time while this Warrant remains outstanding and unexpired makes a distribution of its assets to the holders of its Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances otherwise provided for in this Section 6), the holder of this Warrant shall be entitled to receive upon the exercise hereof, in addition to the shares of Common Stock receivable upon such exercise, and without payment of any consideration other than the Warrant Price, an amount in cash equal to the value of such distribution per share of Common Stock multiplied by the number of shares of Common Stock which, on the record date for such distribution, are issuable upon exercise of this Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Common Stock issuable upon the exercise hereof), and an appropriate provision therefor should be made a part of any such distribution. The value of a distribution which is paid in other than cash shall be determined in good faith by CRW's Board of Directors.

                  6.5 Other Action Affecting Common Stock. If after the date hereof the Company shall take any action affecting the outstanding number of shares of Common Stock, other than an action described in any of the foregoing subsections of Section 6 hereof, inclusive, that would have a materially adverse effect upon the rights of the Holder, the Warrant Shares and the Warrant Price shall be adjusted in such manner and at such time as CRW's Board of Directors on the advice of the CRW's independent public accountants may in good faith determine to be equitable in the circumstances.

                  6.6 Other Provisions Applicable to Adjustment under this Section. The following provisions shall be applicable to the making of adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant provided for in this Section 6:

                           (a) When Adjustments to Be Made. The adjustments
                  required by this Section 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock issuable upon exercise of the Warrant that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 6.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock issuable upon exercise of the Warrant immediately prior to the making of such adjustment. Any adjustment representing a change less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 6 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                           (b) Fractional Interest. In computing adjustments
                  under this Section 6, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

                           (c) When Adjustment Not Required. If the Company
                  shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                           (d) Escrow of Warrant Stock. If after any property
                  becomes distributable pursuant to this Section 6 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any additional shares of Common Stock obtainable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by CRW to be transferred to the Holder upon and to the extent that the event actually takes place, upon payment of the Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned.

         7. Legend. Each certificate for shares obtained upon exercise of this Warrant shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Such securities have been acquired for investment and may not be sold or transferred in the absence of an effective registration statement for such securities under the 1933 Act, unless, in the opinion (which shall be in form and substance satisfactory to the Corporation) of counsel satisfactory to the Corporation, such registration is not required."

In addition, the certificate shall bear such additional legend with respect to state securities or blue sky laws as reasonably determined by counsel to CRW or the Company.

         8. Notice of Adjustments. Whenever the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted pursuant to Section 6 hereof, CRW shall promptly notify the Holder in writing of such adjustment, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which CRW's Board of Directors made any determination hereunder), and the number of shares of Common Stock obtainable upon exercise of this Warrant after giving effect to such adjustment. Such notice shall be mailed (by first class and postage prepaid) to the Holder.

         9. Voting. CRW shall maintain all voting rights with respect to the Warrant Shares until the exercise of this Warrant, and thereafter, the Holder shall have all voting rights with respect to the Warrant Shares for which exercise is made hereunder.

         10. Representations and Warranties of CRW. CRW hereby represents and warrants to the Holder as follows:

                  (a) This Warrant has been duly authorized by all necessary corporate action on the part of CRW and has been duly executed by a duly authorized officer of CRW and constitutes a valid and binding obligation of CRW.

                  (b) Neither the execution and delivery of this Warrant, nor the consummation of the transactions contemplated hereby, will violate or result in any violation of or be in conflict with or constitute a default under any term of the charter or bylaws of CRW or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to CRW.

                  (c) Upon exercise of this Warrant and payment of the Warrant Price by the Holder (i) the Warrant Shares will be duly issued, fully paid and nonassessable shares of Common Stock and free from all taxes, liens and changes with respect to the issuance thereof and (ii) the Holder shall receive valid title to all of the Warrant Shares in all cases free and clear of all liens, mortgages, security interests, pledges, defects of title or other claims, charges or encumbrances of any nature.

         11. Piggyback Rights.

                  (a) Right to Piggyback. At any time after the Company's initial public offering, whenever the Company proposes to register any Common Stock of the Company under the 1933 Act, as amended, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities and will include in such Piggyback Registration, subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received written requests for inclusion within 20 days after the Company's mailing of such notice.

                  (b) Registration on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has so qualified, in addition to the rights contained in the foregoing provisions of this Agreement, each holder of Registrable Securities shall have the right to require registration of its Registrable Securities on Form S-3 at the Company's expense, provided that
(a) the Registrable Securities to be registered shall have a market value of at least $1,000,000 and (b) each holder shall be entitled to only one such registration during any 12-month period. When the Company receives notice of any holder's request for a registration on Form S-3, it shall send notice of such proposed registration to all other holders of Registrable Securities.

                  (c) Registration Expenses. In all Registrations, the Company will pay the Registration Expenses related to the Registrable Securities of the Selling Stockholders, but the Selling Stockholders will pay the underwriting commissions related to their Registrable Securities.

                  (d) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities the Company proposes to sell on its own behalf; and second, Registrable Securities requested to be included in such registration by the Selling Stockholders, pro rata on the basis of the respective Registrable Securities owned among the Selling Stockholders.

                  (e) Priority on Secondary Registrations. If a Piggyback Registration is initiated as an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included on a pro rata basis, based on the number of Registrable Securities owned among the Selling Stockholders.

                  (f) Selection of Underwriters. In any registration, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Company.

                  (g) Indemnification. The Company shall indemnify, to the extent permitted by law, each Selling Stockholder against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or associated term sheet or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the state ments therein not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Selling Stockholder expressly for use therein or by such Selling Stockholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Selling Stockholder with a sufficient number of copies of the same.

                  (h) Information. In connection with any registration statement in which a Selling Stockholder is participating, each such holder will furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by such holder specifically for use in preparing the registration statement.

         12. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it that this Warrant has been mutilated, destroyed, lost or stolen, and in the case of any destroyed, lost or stolen Warrant, a bond of indemnity reasonably satisfactory to the Company, or in the case of a mutilated Warrant, upon surrender and cancellation thereof, the Company will execute and deliver in the Holder's name, in exchange and substitution for the Warrant so mutilated, destroyed, lost or stolen, a new Warrant of like tenor substantially in the form thereof with appropriate insertions and variations.

         13. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder.

         14. Amendment. This Warrant may be modified with the written consent of the Company and the Holder.

         15. Transferability. This Warrant, and any Warrant Shares issued upon exercise of this Warrant, may be sold, pledged or otherwise transferred or encumbered by the Holder.

         16. Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by a party if another party fails to comply with the provisions hereof and that in the event of any such failure, each non-breaching party may not have an adequate remedy at law. Therefore, any party shall be entitled to obtain specific performance of another party's obligations hereunder and to obtain injunctive relief. No party shall argue, as a defense to any proceeding for such specific performance or injunctive relief, that another party has no adequate remedy at law.

         17. Headings. The descriptive headings of the several sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         18. Governing Law. This Warrant shall be governed by the laws of the State of Delaware without regard to the provisions thereof relating to conflict of laws.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer, attested by its duly authorized officer, on the date of this Warrant.

                                           CRW FINANCIAL, INC.



                                           By:   /s/  J. Brian O'Neill
                                                -----------------------------
                                                   J. Brian O'Neill
                                                   Chief Executive Officer


                                          TELESPECTRUM WORLDWIDE INC.



                                          By:   /s/   J. Brian O'Neill
                                               ------------------------------
                                                   J. Brian O'Neill
                                                   Chief Executive Officer

                                                                       Annex A



                               PURCHASE AGREEMENT

                                                      Date:


TO:  TeleSpectrum Worldwide Inc.

         (1) The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably agrees to purchase __________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share of $__________ provided by this Warrant.

         (2) The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to make a Cashless Exercise, as provided for in Section 4 of such Warrant, with respect to _________ Warrant Shares, _________ Warrant Shares of which shall be retained by CRW in payment of the Purchase Price (as defined in the Warrant).

                                                     Signature: ______________


                                                     Address:   ______________